Restructuring Charges	12 Months Ended
Dec. 31, 2012
Restructuring Charges [Abstract]
Restructuring Charges

Note 12. Restructuring Charges

In December 2012, the Company announced a cost reduction plan (the “Plan”), which involved closing or consolidating certain of its facilities, reducing its workforce and freezing benefits under both its defined benefit pension plan and its executive supplemental retirement plan.

The Company recognized a total of $3.0 million in restructuring costs related to these initiatives, including severance and separation costs of $2.4 million and lease termination costs of $0.6 million.  The Plan was substantially completed as of December 31, 2012.  Accordingly, the Company does not expect to incur additional costs associated with the plan in future periods.

A liability for restructuring charges in the amount of $2.7 million is included in the Company’s consolidated balance sheet as of December 31, 2012, related to employee termination costs and lease termination costs accrued but not yet paid.  Below is a summary of the restructuring liability balance as of December 31, 2012:

(In thousands)	Employee Severance and Termination Benefits	Lease Termination Costs	Total
Beginning balance at December 31, 2011	$-	$-	$-
Additions	2,387	594	2,981
Payments	-	(290)	(290)
Ending balance at December 31, 2012	$2,387	$304	$2,691